UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2022 (May 24, 2022)

NOV INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas	77036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 713-341-4802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 24, 2022, NOV Inc. (the “Company”) held its Annual Meeting of Stockholders where the following matters were voted upon and approved by the Company’s stockholders:

1.	the election of ten members to the Board of Directors;

2.	the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2022;

3.	the approval, on an advisory basis, of the compensation of our named executive officers; and

4.	the approval of amendments to the National Oilwell Varco, Inc. 2018 Long-Term Incentive Plan.

The following is a summary of the voting results for each matter presented to the Company’s stockholders:

1. Election of directors:	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Clay C. Williams	330,921,090	11,309,163	116,120	16,981,883
Greg L. Armstrong	333,447,076	8,761,242	138,055	16,981,883
Marcela E. Donadio	317,762,411	24,440,016	143,946	16,981,883
Ben A. Guill	330,508,558	11,672,088	165,727	16,981,883
James T. Hackett	335,554,698	6,651,565	140,110	16,981,883
David D. Harrison	327,741,789	14,464,169	140,415	16,981,883
Eric L. Mattson	308,730,084	25,343,193	8,273,096	16,981,883
Melody B. Meyer	333,026,194	9,198,439	121,740	16,981,883
William R. Thomas	335,518,601	6,686,781	140,991	16,981,883
Robert S. Welborn	336,493,090	5,715,791	137,492	16,981,883

The ten directors nominated by the Board of Directors were re-elected to serve one-year terms expiring in 2023. There were no nominees to office other than the directors elected.

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2022	338,870,750	20,317,093	140,413	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
3. Approval of the compensation of the Company’s named executive officers	336,426,540	5,600,329	319,504	16,981,883

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
4. Approval of amendments to the National Oilwell Varco, Inc. 2018 Long-Term Incentive Plan	319,112,202	22,971,178	262,993	16,981,883

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2022	NOV INC.

/s/ Brigitte M. Hunt
Brigitte M. Hunt
Vice President